Exhibit 1(a)


                 LOUISIANA POWER & LIGHT COMPANY


                          [$___________]

        [____%] [_______________] due [_______ __, ____]



                     UNDERWRITING AGREEMENT



                                            [__________ __, ____]


[Underwriters]

c/o [Representative]
[Address]


Ladies & Gentlemen:

          The undersigned, Louisiana Power & Light Company, a Louisiana corporation (the "Company"), proposes to issue and sell severally to you, as underwriters (the "Underwriters," which term, when the context permits shall also include any underwriters substituted as hereinafter in Section 11 provided), an aggregate of [$_____________] principal amount of the Company's [_____%] [_________________] due [_______ __, ____]
(the "Securities"), as follows:

          SECTION 1. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the respective principal amounts of the Securities set forth opposite the name of such Underwriter in Schedule I attached hereto at [____%] of the principal amount of the Securities [plus accrued interest thereon from [_______ __, ____], to the Closing Date (as defined herein)].

          SECTION 2. Description of Securities. The Securities shall be issued under and pursuant to an Indenture for Debt Securities, dated as of [_______ __, ____] between the Company and [_____________], as trustee (the "Trustee"), as supplemented and as the same shall be further supplemented by the [______] Supplemental Indenture, dated as of [_______ __, ____] (the "Supplemental Indenture"). Said Indenture for Debt Securities, as previously supplemented and as to be further supplemented by the Supplemental Indenture, is hereinafter referred to as the "Indenture". The Securities and the Indenture shall have the terms and provisions described in the Prospectus (as defined herein), provided that subsequent to the date hereof and prior to the Closing Date the form of the [Indenture or the] Supplemental Indenture may be amended by mutual agreement between the Company and the Underwriters.

          SECTION 3.  Representations and Warranties of the
Company.  The Company represents and warrants to the several
Underwriters, and covenants and agrees with the several
Underwriters, that:

     (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of [Arkansas][Louisiana] and has the necessary corporate power and authority to conduct the business which it is described in the Prospectus as conducting and to own and operate the properties owned and operated by it in such business.

     (b) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-[______]) for the registration of [$___________] aggregate principal amount of the Company's debt securities (including the Securities) under the Securities Act of 1933, as amended (the "Securities Act") (of which an aggregate of [$____________] of such debt securities remain unsold), and such registration statement has become effective. The Company qualifies for use of Form S-3 for the registration of the Securities. The prospectus forming a part of such registration statement, at the time such registration statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Underwriting Agreement) became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus". In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented (but excluding any supplements to the Basic Prospectus relating solely to debt securities other than the Securities) prior to the time of effectiveness of this Underwriting Agreement, including without limitation by any preliminary prospectus supplement relating to the Securities, or (ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the time such registration statement became effective and prior to the time of effectiveness of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to debt securities other than the Securities), which are deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. Such registration statement in the form in which it became effective and as it may have been amended by all amendments thereto as of the time of effectiveness of this Underwriting Agreement (including for these purposes as an amendment any document incorporated by reference in the Basic Prospectus), and the Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Securities by a prospectus supplement (a "Prospectus Supplement") to be filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act ("Rule 424"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.

     (c) (i) After the time of effectiveness of this Underwriting Agreement and during the time specified in
     Section 6(d), the Company will not file any amendment to the Registration Statement or supplement to the Prospectus (except any amendment or supplement relating solely to debt securities other than the Securities), and (ii) between the time of effectiveness of this Underwriting Agreement and the Closing Date, the Company will not file any document which is to be incorporated by reference in, or any supplement to, the Basic Prospectus, in either case, without prior notice to the Underwriters and to Winthrop, Stimson, Putnam & Roberts ("Counsel for the Underwriters"), or any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document which is filed with the Commission after the time of effectiveness of this Underwriting Agreement and is incorporated by reference in the Prospectus (except documents incorporated by reference relating solely to debt securities other than the Securities) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus.

     (d) The Registration Statement, in the form in which it (or the latest post-effective amendment thereto) became effective, and the Indenture, at such time, fully complied, and the Prospectus, when delivered to the Underwriters for their use in making confirmations of sales of the Securities and at the Closing Date, as it may then be amended or supplemented, will fully comply in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, on the date first filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. On the later of (i) the date the Registration Statement was declared effective by the Commission under the Securities Act or (ii) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the Exchange Act (the date described in either clause (i) or (ii) is hereinafter referred to as the "Effective Date"), the Registration Statement did not, and on the date that any post-effective amendment to the Registration Statement became or becomes effective (but excluding any post-effective amendment relating solely to debt securities other than the Securities), the Registration Statement, as amended by any such post-effective amendment, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading. At the time the Prospectus is delivered to the Underwriters for their use in making confirmations of sales of the Securities and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and on said dates and at such times, the documents then incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The foregoing representations and warranties in this paragraph (d) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on the behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be then amended or supplemented, or to any statements in or omissions from the statement of eligibility of the Trustee, as it may then be amended, under the Trust Indenture Act.

     (e) The issuance and sale of the Securities and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party.

     (f) Except as set forth or contemplated in the Prospectus, the Company possesses adequate franchises, licenses, permits, and other rights to conduct its business and operations as now conducted, without any known conflicts with the rights of others which could have a material adverse effect on the Company.

          SECTION 4. Offering. The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Securities as soon after the effectiveness of this Underwriting Agreement as in their judgment is advisable. The Company is further advised by the Underwriters that the Securities will be offered to the public at the initial public offering price specified in the Prospectus Supplement [plus accrued interest thereon from [_________ __, ____] to the Closing Date].

          SECTION 5. Time and Place of Closing. Delivery of the Securities and payment of the purchase price therefor by [check or checks payable in New York Clearing House funds] [wire transfer of immediately available funds] shall be made at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York time, on [_______ __, ____], or at such other time on the same or such other day as shall be agreed upon by the Company and [Representative], or as may be established in accordance with Section 11 hereof. The hour and date of such delivery and payment are herein called the "Closing Date".

          The Securities shall be delivered to the Underwriters in book-entry form through the facilities of The Depository Trust Company in New York, New York. The certificates for the Securities shall be in the form of one or more typewritten bonds in fully registered form, in the aggregate principal amount of the Securities, and registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Company agrees to make the Securities available to the Underwriters for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon among the Underwriters and the Company, or at such other time and/or date as may be agreed upon among the Underwriters and the Company.

          SECTION 6.  Covenants of the Company.  The Company
covenants and agrees with the several Underwriters that:

     (a) Not later than the Closing Date, the Company will deliver to the Underwriters a copy of the Registration Statement relating to the Securities, as originally filed with the Commission, and of all amendments or supplements thereto relating to the Securities, certified by an officer of the Company to be in the form filed.

     (b) The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) as the Underwriters may reasonably request.

     (c) The Company will cause the Prospectus to be filed with, or transmitted for filing to, the Commission pursuant to and in compliance with Rule 424(b) and will advise [Representative] promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

     (d) During such period of time after this Underwriting Agreement has become effective as the Underwriters are required by law to deliver a prospectus, if any event relating to or affecting the Company, or of which the Company shall be advised by the Underwriters in writing, shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser of the Securities, the Company will amend or supplement the Prospectus by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus, or (ii) making an appropriate filing pursuant to Section 13, 14 or 15(d) of the Exchange Act which will supplement or amend the Prospectus, so that, as supplemented or amended, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(d) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by the Under-writers thereafter.

     (e) The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner so as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 promulgated under the Securities Act.

     (f) At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the blue-sky laws of such jurisdictions as the Underwriters may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

     (g) The Company will, except as herein provided, pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing of the Registration Statement and any post-effective amendments thereto, (ii) the printing, issuance and delivery of the Securities and the preparation, execution, printing and recordation of [the Indenture and] the Supplemental Indenture, (iii) legal fees and expenses relating to the qualification of the Securities under the blue-sky laws of various jurisdictions in an amount not to exceed [$_____], (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, the preliminary (and any supplemental) blue sky survey, any preliminary prospectus supplement relating to the Securities and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this Section 6,
     (v) fees of the rating agencies in connection with the rating of the Securities, (vi) fees (if any) of the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the terms of the offering [, and (vii) the cost to the Underwriters of providing immediately available funds on the Closing Date as provided in Section 5 hereof]. Except as provided above, the Company shall not be required to pay any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of
     Section 7, 8 or 12 hereof, the Company will reimburse the Underwriters for (i) the reasonable fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (ii) reasonable out-of-pocket expenses, in an amount not exceeding in the aggregate $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

     (h) The Company will not sell any additional long-term debt securities without the consent of the Underwriters until the earlier to occur of (i) the Closing Date or (ii) the date of the termination of the fixed price offering restrictions applicable to the Underwriters. The Underwriters agree to notify the Company of such termination if it occurs prior to the Closing Date.

     (i) As soon as practicable after the Closing Date, the Company will make all recordings, registrations and filings necessary to perfect and preserve the lien of the Indenture and the rights under the Supplemental Indenture, and the Company will use its best efforts to cause to be furnished to the Underwriters a supplemental opinion of counsel for the Company, addressed to the Underwriters, stating that all such recordings, registrations and filings have been made.

          SECTION 7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Securities shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company on the Closing Date and to the following conditions:

     (a) The Prospectus shall have been filed with, or transmitted for filing to, the Commission pursuant to Rule
     424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting
     Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters.

     (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to the knowledge of the Company or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

     (c) [At the Closing Date, there shall have been issued, and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Securities, an order of the Commission under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), authorizing the issuance and sale of the Securities on the terms set forth in, or contemplated by, this Underwriting Agreement.]

     (d) At the Closing Date, the Underwriters shall have received from [_________________________] and Reid & Priest
     LLP, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A and B hereto, respectively,
     (i) with such changes therein as may be agreed upon by the Company and the Underwriters with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Securities, with changes therein to reflect such supplementation.

     (e) At the Closing Date, the Underwriters shall have received from Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, an opinion, dated the Closing Date, substantially in the form set forth in Exhibit C hereto, with such changes therein as may be necessary to reflect any supplementation of the Prospectus prior to the Closing Date.

     (f) On or prior to the effective date of this Underwriting Agreement, the Underwriters shall have received from Coopers & Lybrand L.L.P., the Company's independent certified public accountants (the "Accountants"), a letter dated the date hereof and addressed to the Underwriters to the effect that
     (i) they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules examined by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, and the stockholder of the Company, since December 31, [____] to a specified date not more than five days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an examination made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles and (C) at a specified date not more than five days prior to the date of the letter, there was any change in the capital stock or long-term debt of the Company, or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for the redemption or purchase of preferred stock for sinking fund purposes, for any increases in long-term debt in respect of previously issued pollution control, solid waste disposal or industrial development revenue bonds, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (x) set forth in the Prospectus, and (y) set forth in documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act as specified in Exhibit D hereto, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

     (g) At the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that (A) the representations and warranties of the Company contained herein are true and correct, (B) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date and (C) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented.

     (h) At the Closing Date, the Underwriters shall have received duly executed counterparts of [the Indenture and] the Supplemental Indenture.

     (i) At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing
     Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(f) hereof.

     (j) On or prior to the effective date of this Underwriting Agreement, the Underwriters shall have received from Deloitte & Touche LLP a letter, dated the date hereof and addressed to the Underwriters, with respect to certain financial information contained in the Prospectus, as mutually agreed to by the Underwriters and the Company.

     (k) Between the date hereof and the Closing Date, no Default (or an event which, with the giving of notice or the passage of time or both, would constitute a Default) under the Indenture shall have occurred.

     (l) Prior to the Closing Date, the [Representative] shall have received from the Company evidence reasonably satisfactory to the [Representative] that the Securities have received ratings of ______ or better from Moody's Investors Service, Inc. and _____ or better from Standard & Poor's Ratings Group.

     (m) Between the date hereof and the Closing Date, neither Moody's Investors Service, Inc. nor Standard & Poor's Ratings Group shall have lowered its rating of any of the Company's outstanding debt securities in any respect.

     (n) Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company, which, in the reasonable opinion of the Underwriters, materially impairs the investment quality of the Securities.

     (o) All legal matters in connection with the issuance and sale of the Securities shall be satisfactory in form and substance to Counsel for the Underwriters.

     (p) The Company will furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

          If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Underwriters upon notice thereof to the Company. Any such termination shall be without liability of any party to the other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

          SECTION 8. Conditions of Company's Obligations. The obligations of the Company hereunder shall be subject to the following conditions:

     (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

     (b) At the Closing Date there shall be in full force and effect [an order of the Commission under the 1935 Act] [orders of the Arkansas and Tennessee Public Service Commissions] authorizing the issuance and sale of the Securities on the terms set forth in or contemplated by this Underwriting Agreement, the Indenture and the Prospectus.

          In case any of the conditions specified in this Section
8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company upon notice thereof to [Representative]. Any such termination shall be without liability of any party to the other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

          SECTION 9.  Indemnification.

          (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or upon an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424), or in the Prospectus, as each may be amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by any Underwriter specifically for use in connection with the preparation of Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424) or the Prospectus or any amendment or supplement to any thereof or arising out of, or based upon, statements in or omissions from that part of the Registration Statement which constitutes the statement of eligibility of the Trustee under the Trust Indenture Act; and provided further, that the indemnity agreement contained in this subsection shall not inure to the benefit of any Underwriter or to the benefit of any person controlling any Underwriter on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Securities to any person in respect of any Basic Prospectus or the Prospectus, as supplemented or amended, furnished by any Underwriter to a person to whom any of the Securities were sold (excluding in both cases, however, any document then incorporated or deemed incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in the Basic Prospectus or the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto, furnished on a timely basis by the Company to the Underwriters pursuant to Section 6(d) hereof, respectively, unless a copy of the Prospectus (in the case of such a statement or omission made in the Basic Prospectus) or such amendment or supplement (in the case of such a statement or omission made in the Prospectus) (excluding, however, any amendment or supplement to the Basic Prospectus relating to any debt securities other than the Securities and any document then incorporated or deemed incorporated by reference in the Prospectus or such amendment or supplement) is furnished by such Underwriter to such person (i) with or prior to the written confirmation of the sale involved or
(ii) as soon as available after such written confirmation (if it is made available to the Underwriters prior to settlement of such sale).

          (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon an untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)), or in the Prospectus, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by any Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with, or transmitted for filing to, the Commission pursuant to Rule 424(b)) or the Prospectus, or any amendment or supplement thereto.

          (c) In case any action shall be brought, based upon the Registration Statement, the Basic Prospectus or the Prospectus (including amendments or supplements thereto), against any party in respect of which indemnity may be sought pursuant to any of the preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (d) If the indemnification provided for under subsections (a), (b) or (c) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

          SECTION 10. Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Company or its directors or officers, or any of the other persons referred to in Section 9 hereof and (ii) acceptance of and payment for the Securities and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

          SECTION 11. Default of Underwriters. If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Securities which it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Securities which such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriters shall be obligated to purchase the Securities which such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the principal amount of Securities which any Underwriter has agreed to purchase pursuant to Schedule I hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Securities without written consent of such Underwriter. If any Underwriter shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Securities, the Company shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective principal amount of Securities that it had severally agreed to purchase hereunder, and, in addition, the principal amount of Securities that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth of the respective principal amount of Securities that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more others, members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the principal amount of Securities that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective principal amount of Securities, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (g) of Section 6 and in Section 10. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.

          SECTION 12. Termination. This Underwriting Agreement shall be subject to termination by notice given by written notice from [Representative] to the Company, if (a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any material outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of [Representative], is material and adverse and (b) in the case of any of the events specified in clauses (a) (i) through (iv), such event singly or together with any other such event makes it, in the reasonable judgment of [Representative], impracticable to market the Securities. This Underwriting Agreement shall also be subject to termination, upon notice by [Representative] as provided above, if, in the judgment of [Representative], the subject matter of any amendment or supplement (prepared by the Company) to the Prospectus (except for information relating solely to the manner of public offering of the Securities or to the activity of the Underwriters or to the terms of any series of debt securities not included in the Securities) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Securities. Any termination hereof, pursuant to this Section 12, shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

          SECTION 13. Miscellaneous. THIS UNDERWRITING AGREEMENT SHALL BE A NEW YORK CONTRACT AND ITS VALIDITY AND INTERPRETATION SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Underwriting Agreement shall become effective when a fully executed copy thereof is delivered to the Company and to [Representative]. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit of each of the Company, the Underwriters and, with respect to the provisions of Section 9, each director, officer and other persons referred to in Section 9, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Securities from the Underwriters.

          SECTION 14. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to [Representative] at the address set forth at the beginning of this Underwriting Agreement to the attention of its General Counsel or, if to the Company, shall be mailed or delivered to it at [_________________], Attention: Secretary, or, if to Entergy Services, Inc., shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Arkansas 70113, Attention:
Treasurer.

                  Very truly yours,

                  By:
                     Name:
                     Title:

Accepted as of the date first above written:

[UNDERWRITERS]

By: [REPRESENTATIVE]

By:
   Name:
   Title:

                           SCHEDULE I


                      [___________________]
        [____%] [_____________] due [_________ __, ____]


Name                                              Amount




Total                                             $

                                                        EXHIBIT A






                 [Letterhead of _______________]



                                                [______ __, ____]



[Underwriters]
c/o [Representative
     Address]


Ladies and Gentlemen:

          [I am] [We are] counsel for [________________________]
(the "Company") and have acted in that capacity in connection with the issuance and sale by the Company to you, pursuant to the agreement effective [_________ __, ____] (the "Underwriting Agreement"), between the Company and you, of [$___________] in aggregate principal amount of its [____%] [___________________] due [________ __, ____] (the "Securities"), issued pursuant to the Company's Indenture for Debt Securities, dated as of [______ __, ____], as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the [______] Supplemental Indenture (the "Supplemental Indenture") dated as of [________ __, ____] (the Indenture for Debt Securities as so amended and supplemented being hereinafter referred to as the "Indenture"). This opinion is rendered to you at the request of the Company.

          [I am] [We are] familiar with the organization of the Company, the [charter] and By-Laws of the Company, both as amended, and the records of various corporate and other proceedings relating to the authorization, issuance and sale of the Securities. [I have] [We have] participated in the preparation of or have examined and are familiar with (a) the Indenture; (b) the Underwriting Agreement; (c) the Registration Statement and the Prospectus filed under the Securities Act; and
(d) the proceedings before [the Commission under the 1935 Act] [the Arkansas and Tennessee Public Service Commissions] relating to the issuance and sale of the Securities by the Company and the execution and delivery by the Company of the Indenture and the Underwriting Agreement.

          [I have] [We have] examined the orders of the Commission (or appropriate evidence thereof) relating to the effectiveness of the Registration Statement and the qualification of the Indenture under the Trust Indenture Act. [I have] [We have] also examined such other documents and satisfied ourselves as to such other matters as [I have] [we have] deemed necessary in order to render this opinion. In such examination, [I have] [we have] assumed the genuineness of all signatures, the authenticity of all documents submitted to [me] [us] as originals, and the conformity to the originals of the documents submitted to [me] [us] as certified or photostatic copies. [I have] [We have] not examined the Securities, except a specimen thereof, and [I have] [we have] relied upon a certificate of the Trustee as to the authentication and delivery thereof. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Upon the basis of [my] [our] familiarity with the foregoing and with the Company's properties and affairs generally, and subject to the foregoing and to the further exceptions and qualifications set forth below, [I am] [we are] of the opinion that:

     (1) The Company is a corporation duly organized and validly existing under the laws of the State of [Arkansas][Louisiana].

     (2) The Company is duly authorized by its [charter], as amended, to conduct the utility business which it is described in the Prospectus as conducting, and possesses adequate, valid and subsisting franchises, certificates of public convenience and necessity, licenses and permits in order to, and is duly qualified to, conduct such business in the State[s] of [Arkansas, Missouri and Tennessee][Louisiana].

     (3) The Company has good and sufficient title to the properties described as owned by it in and as subject to the lien of the Indenture (except properties released under the terms of the Indenture), subject only to Excepted Encumbrances as defined in the Indenture and to minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company. The description of such properties set forth in the Indenture is adequate to constitute the Indenture as a lien thereon; [subject to paragraph (4) hereof], the Indenture, subject only to such minor defects and Excepted Encumbrances, constitutes a valid and direct lien upon said properties, which include substantially all of the permanent physical properties and franchises of the Company (other than those expressly excepted). All permanent physical properties and franchises (other than those expressly excepted) acquired by the Company after the date of the Supplemental Indenture will, upon such acquisition, become subject to the lien of the Indenture, subject, however, to such Excepted Encumbrances and to liens, if any, existing or placed thereon at the time of the acquisition thereof by the Company and except as limited by bankruptcy law.

     [(4)      It will be necessary to record the Supplemental
     Indenture in [_____ Counties in Arkansas][Orleans and St. Bernard Parishes in Louisiana] and to file with the [Recorder of Mortgages for the Parish of Orleans, Louisiana, a Louisiana Form UCC-3 amending UCC File No. [___________]] to include the Supplemental Indenture before the liens created by the Supplemental Indenture become effective as to and enforceable against third parties. However, all permanent physical properties and franchises of the Company (other than those expressly excepted in the Indenture) presently owned by the Company are subject to the lien of the Indenture, subject to minor defects and Excepted Encumbrances of the character referred to in paragraph (3) hereof.

     (5) The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the State[s] of [Arkansas, Missouri and Tennessee][Louisiana], where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, which laws do not, in our opinion, make inadequate remedies necessary for the realization of the benefits of such security, and (ii) as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

     (6) The Securities are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and are entitled to the benefit of the security afforded by the Indenture.

     (7) The statements made in the Prospectus and the Prospectus Supplement under the captions "[Description of Debt Securities]" and "[Description of the [Offered] Debt Securities]," respectively, insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents (including, without limitation, the lien of the Indenture), constitute accurate summaries of the terms of such documents and of such benefits in all material respects.

     (8) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     (9) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which [I] [we] do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Registration Statement that constitute the statement of eligibility of the Trustee, upon which [I] [we] do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of [my] [our] knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

     (10) Appropriate orders have been issued by [the Commission under the 1935 Act] [the Arkansas and Tennessee Public Service Commissions] authorizing the issuance and sale of the Securities and the execution, delivery and performance by the Company of the Indenture and the Underwriting Agreement; to the best of [my] [our] knowledge, said orders are in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act which has been duly obtained or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Securities by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Securities or under the Indenture and the Underwriting Agreement.

     (11) The issuance and sale by the Company of the Securities and the execution, delivery and performance by the Company of the Underwriting Agreement and the Indenture (a) will not violate any provision of the Company's [charter] or By-laws, each as amended, (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Indenture) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to [me] [us] (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of [my] [our] knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

          [In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in Paragraph 7 above.] In connection with the preparation by the Company of the Registration Statement and the Prospectus, [I] [we] have had discussions with certain of the Company's officers and representatives, with other counsel for the Company, and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the Registration Statement. [My] [Our] examination of the Registration Statement and the Prospectus and our discussions did not disclose to [me] [us] any information which gives [me] [us] reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. [I] [We] do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the parts of the Registration Statement that constitute the statement of eligibility of the Trustee or as to the information contained in the Prospectus Supplement under the caption "[Book-Entry Disclosure]".

          [We have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on our authority, and we believe such information to be correct.] [I] [We] have examined the opinions of even date herewith rendered to you by Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts, and concur in the conclusions expressed therein insofar as they involve questions of [___________] law.

          [I] [We] are members of the [___________] Bar and do not hold [myself] [ourselves] out as experts on the laws of any other state. As to all matters of New York law, [I] [we] have relied, with your approval, upon the opinion of even date herewith addressed to you by Reid & Priest LLP of New York, New York.

          The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder, it is not being delivered for the benefit of, nor may it be relied upon by, the holders of the Securities, and it may not be relied upon in any manner by any other person or for any other purpose, without [my] [our] prior written consent, except that Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of [___________] law in rendering their opinions required to be delivered under the Underwriting Agreement.


                           Very truly yours,


                           [________________]

                                                        EXHIBIT B




                [Letterhead of Reid & Priest LLP]



                                          [____________ __, ____]

[Underwriters]
c/o [Representative
     Address]


Ladies and Gentlemen:

          With reference to the issuance and sale by [_________________] (the "Company") to you, pursuant to the agreement effective [________ __, ____] (the "Underwriting Agreement"), between the Company and you, of [$____________] in aggregate principal amount of its [____%] [_________________] due [________ __, ____] (the "Securities"), issued under the Company's Indenture for Debt Securities, dated as of [________ __, ____], as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the [_____] Supplemental Indenture dated as of [_______ __, ____] (the Indenture for Debt Securities as so supplemented being hereinafter called the "Indenture"), we advise you that we are of counsel to the Company and in that capacity have participated in the preparation of or have examined and are familiar with (a) the Company's [charter] and By-Laws, each as amended; (b) the Indenture; (c) the Registration Statement and the Prospectus filed under the Securities Act; (d) the Underwriting Agreement; and (e) [the proceedings before the Commission under the 1935 Act relating to the issuance and sale of the Securities by the Company and the execution and delivery by the Company of the Indenture and the Underwriting Agreement]. This opinion is rendered to you at the request of the Company.

          We have participated in the preparation of or reviewed the corporate proceedings with respect to the issuance and sale of the Securities. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary to enable us to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to originals of the documents submitted to us as certified or photostatic copies. We have not examined the Securities, except a specimen thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Based upon the foregoing, and subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Company is a corporation duly organized and validly existing under the laws of the State of [Arkansas][Louisiana], has all corporate power and authority necessary to conduct its business as the same is described in the Prospectus.

          (2) The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (3) The Securities are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (4) The statements made in the Prospectus and the Prospectus Supplement under the captions "[Description of Debt Securities]" and "[Description of [Offered] Debt Securities]," respectively, insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (5) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (6) The issuance and sale by the Company of the Securities and the execution, delivery and performance by the Company of the Underwriting Agreement and the Indenture (a) will not violate any provision of the Company's [charter] or By-laws, each as amended, (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Indenture) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, lease or other agreement governing indebtedness of the Company known to us to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any federal or New York law or regulation applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

          (7) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Registration Statement that constitute the statement of eligibility of the Trustee, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

          (8) Appropriate orders have been issued by [the Commission under the 1935 Act] [the Arkansas and Tennessee Public Service Commissions] authorizing the issuance and sale of the Securities and the execution, delivery and performance by the Company of the Indenture and the Underwriting Agreement; to the best of our knowledge, said orders are in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act which has been duly obtained or in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required to permit the issuance and sale of the Securities by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Securities or under the Indenture and the Underwriting Agreement.

          In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (4) above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, with other counsel for the Company, and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the statements contained in the Form T-1 filed as an exhibit to the Registration Statement or as to the information contained in the Prospectus Supplement under the caption "[Book-Entry Disclosure]".

          We are members of the New York Bar and do not hold ourselves out as experts on the laws of any other state. As to all matters of [___________] law, we have relied upon the opinion of even date herewith addressed to you by [____________________], of [___________, ______________], counsel for the Company. We have not examined into and are not passing upon matters relating to titles to property, franchises or the lien of the Indenture.

          The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder, it is not being delivered for the benefit of, nor may it be relied upon by, the holders of the Securities, and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that [_________________], may rely on this opinion as to all matters of New York law in rendering its opinion required to be delivered under the Underwriting Agreement.


                                 Very truly yours,



                                 REID & PRIEST LLP

                                                        EXHIBIT C



       [Letterhead of Winthrop, Stimson, Putnam & Roberts]



                                               [_______ __, ____]


[Underwriters]
c/o [Representative
     Address]


Ladies and Gentlemen:

          We have acted as counsel for you as the several underwriters of [$____________] in aggregate principal amount of the [____%] [____________________] due [_____ __, ____] (the
"Securities"), issued by [________________________] (the
"Company") under the Company's Indenture for Debt Securities, dated as of [______ __, ____], as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the [_____] Supplemental Indenture dated as of [______ __, ____] (said Indenture for Debt Securities as so amended and supplemented being hereinafter referred to as the "Indenture"), pursuant to the agreement between you and the Company effective [_________ __, ____] (the "Underwriting Agreement").

          We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America. We have, with your consent, relied upon an opinion of even date herewith addressed to you by [_________________], of [_____________, ___________], counsel for the Company, as to the matters covered in such opinion relating to [__________] law. We have reviewed said opinion and believe that it is satisfactory. We have also reviewed the opinion of Reid & Priest LLP required by Section 7(d) of the Underwriting Agreement, and we believe said opinion to be satisfactory.

          We have also examined such documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the Registration Statement. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies. We have not examined the Securities, except a specimen thereof, and we have relied upon a certificate of the Trustee as to the authentication and delivery thereof. We have not examined into, and are expressing no opinion or belief as to matters relating to, incorporation of the Company, titles to property, franchises or the lien of the Indenture. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

          Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Indenture has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (2) The Securities are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (3) The statements made in the Prospectus and the Prospectus Supplement under the captions "[Description of Debt Securities]" and "[Description of Offered Debt Securities]," respectively, insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (5) Appropriate Orders have been issued by [the Commission under the 1935 Act] [the Arkansas and Tennessee Public Service Commissions] authorizing the issuance and sale of the Securities and to the best of our knowledge, such orders are in full force and effect; and no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act which has been duly obtained or in connection or compliance with the provisions of the securities or "blue sky" laws of any jurisdiction) is legally required to permit the issuance and sale of the Securities by the Company pursuant to the Underwriting Agreement.

          (6) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the time it became effective, and the Prospectus, at the time it was filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act, complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the parts of the Registration Statement that constitute the statement of eligibility of the Trustee, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

          In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 3 above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services Inc., with counsel for the Company and with your representatives. Our review of the Registration Statement and the Prospectus and our discussions did not disclose to us any information that gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Securities Act and at the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the statements contained in the Form T-1 filed as an exhibit to the Registration Statement or as to the information contained in the Prospectus Supplement under the caption "[Book-Entry Disclosure]".

          This opinion is solely for the benefit of the addressees hereof in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.


                            Very truly yours,



                            WINTHROP, STIMSON, PUTNAM & ROBERTS

                                                        EXHIBIT D






ITEMS CONTAINED IN EXCHANGE ACT DOCUMENTS PURSUANT TO SECTION 7( f)(iv) OF THE UNDERWRITING AGREEMENT FOR INCLUSION
IN THE LETTER OF THE ACCOUNTANTS REFERRED TO THEREIN


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